SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Waste Management, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 10, 2012.

Meeting Information
	Meeting Type:	Annual Meeting
WASTE MANAGEMENT, INC.	For holders as of:	March 13, 2012
	Date: May 10, 2012	Time: 11:00 a.m.
Location: The Maury Myers Conference Center
Waste Management, Inc.
1021 Main Street Houston, Texas 77002

WASTE MANAGEMENT, INC. 1001 FANNIN STREET SUITE 4000 HOUSTON, TX 77002	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Combined Proxy Statement and Annual Report on Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow     (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4:

1.	Election of Directors

Nominees:

	1a.	Bradbury H. Anderson

	1b.	Pastora San Juan Cafferty

	1c.	Frank M. Clark, Jr.

	1d.	Patrick W. Gross

	1e.	John C. Pope

	1f.	W. Robert Reum

	1g.	Steven G. Rothmeier

	1h.	David P. Steiner

	1i.	Thomas H. Weidemeyer

2.	Ratify the appointment of Ernst & Young, LLP as the independent registered public accounting firm for 2012.

3.	To approve our executive compensation.

4.	To amend our Employee Stock Purchase Plan to increase the number of shares authorized for issuance.

The Board of Directors recommends you vote AGAINST proposals 5 and 6:

5.	Stockholder proposal relating to a stock retention policy requiring senior executives to retain a significant percentage of stock acquired through equity pay programs until one year following termination of employment, if properly presented at the meeting.

6.	Stockholder proposal to amend our By-laws and other governing documents to give stockholders of the lowest percentage of our outstanding Common Stock permitted by state law the power to call special stockholder meetings, if properly presented at the meeting.

NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.